U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2013

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 North Curry Street Carson City, Nevada 89703 (Address of principal executive offices) Telephone: (917) 368-8480 Facsimile: (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Amendment No. 1 to amend Item 5.02 of our current report on Form 8-K filed on January 6, 2013.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2013, Ratree Yabamrung resigned as a director of the Company. The Company received her resignation on January 17, 2013. Ms. Yabamrung did not resign over any disagreements with the Company on any matter relating to the Company’s operations, polices or practices. A copy of the resignation letter is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.3	Letter of Resignation of Ratree Yabamrung dated January 6, 2013 to the Board of Directors of SurePure, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE, INC.
(Registrant)

Date: January 18, 2013	By:	/s/ Stephen Robinson
Stephen Robinson